EXHIBIT 99.2

March 30, 2026 Sysco to Acquire Restaurant Depot to Expand into High - Margin, Growing and Resilient Cash & Carry Channel

2 2 FORWARD - LOOKING STATEMENTS This communication contains “forward - looking statements” within the meaning of the federal securities laws, including Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”) and Section 21 E of the Securities Exchange Act of 1934 , as amended . Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward - looking statements . Forward - looking statements are not historical facts . They are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Sysco and its consolidated subsidiaries . Forward - looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing and completion of the proposed transaction, the anticipated benefits of the proposed transaction (including synergies), and plans and expectations for the combined company, including regarding its results of operations and financial conditions, leadership composition, share repurchases, dividend level, credit ratings and leverage ratio, as well as statements regarding Sysco’s future financial performance and results, including its expectations regarding its future growth, including growth in sales and earnings per share, and other statements that are not historical facts . All such forward - looking statements are not a guarantee of future performance and are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the parties, that could cause actual results to differ materially from those expressed in such forward - looking statements . Key factors that could cause actual results to differ materially include, but are not limited to : the occurrence of any event, change or other circumstances that could give rise to the right of either or both parties to terminate the merger agreement ; the risk that regulatory approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all, as well as the risk that regulatory approvals are obtained subject to conditions that are not anticipated ; the risk of other delays in closing the transaction ; the possibility that any of the anticipated benefits and projected synergies of the transaction will not be realized or will not be realized within the expected time period ; unforeseen or unknown liabilities ; Sysco’s ability to raise debt on favorable terms or at all ; risks related to business disruptions from the proposed transaction that may harm the business or current plans and operations of either or both parties, including disruption of management time from ongoing business operations ; credit ratings decline of the combined company following the proposed transaction ; the outcome of any legal proceedings that may be instituted against New Slider Holdco, Inc . , Sysco or their directors ; risks related to difficulties, inabilities or delays in integrating the parties’ businesses ; the risk that the proposed transaction and its announcement could have an adverse effect on the market price of the common stock of Sysco ; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of either or both parties to retain and hire key personnel or maintain business, contractual or operational relationships, on the parties’ operating results and businesses generally ; certain restrictions during the pendency of the transaction that may impact Sysco’s and Restaurant Depot’s ability to pursue certain business opportunities or strategic transactions ; and the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control, as well as the impact of geopolitical, economic and market conditions and developments, including changes in global trade policies and tariffs ; risks related to Sysco’s business initiatives ; periods of significant or prolonged inflation or deflation and their impact on Sysco’s product costs and profitability generally ; risks related to Sysco’s efforts to implement its transformation initiatives and meet its other long - term strategic objectives ; risk of interruption of supplies and increase in product costs ; risks related to changes in consumer eating habits ; and the impact of natural disasters or adverse weather conditions, public health crises, adverse publicity or lack of confidence in Sysco’s products, and product liability claims . Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in these forward - looking statements . Therefore, you should not place undue reliance on any of the forward - looking statements contained herein . For more information on these risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see Sysco’s Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and other filings with the U . S . Securities and Exchange Commission (the “SEC”) . Any forward - looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law . This communication includes certain measures which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as EBITDA, Adjusted EBITDA, Free Cash Flow, Free Cash Flow Conversion, capital expenditure, Adjusted Operating Income, Adjusted Operating Expenses, Adjusted Operating Margin and Adjusted Earnings per Share that Sysco and Restaurant Depot, as applicable, believe provide important perspective with respect to underlying business trends . Non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results . Non - GAAP measures provide meaningful supplemental information to both management and investors that (1) are indicative of the performance of the company’s underlying operations and (2) facilitate comparisons on a year - over - year basis . Non - GAAP measures should not be considered in isolation or as an alternative to GAAP measures, and should be considered only as a supplement to, and not as superior to, GAAP measures . The reasons for which management relies on non - GAAP measures, their definitions and reconciliations of historical non - GAAP financial measures to the nearest corresponding GAAP financial measure are included in the Appendix . IMPORTANT INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed transaction, Sysco may cause New Slider Holdco, Inc . to file with the SEC a registration statement on Form S - 4 that will include a prospectus of New Slider Holdco, Inc . (the “prospectus”) . After the registration statement has been declared effective, Sysco will mail the prospectus to its stockholders . BEFORE MAKING ANY INVESTMENT DECISION INVESTORS AND SECURITY HOLDERS OF SYSCO ARE URGED TO READ THE PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION . Investors and security holders may obtain free copies of the prospectus, any amendments or supplements thereto and other documents containing important information about Sysco, once such documents are filed with the SEC, through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC by Sysco will be available free of charge under the “Investors” section of Sysco’s website located at investors . sysco . com . NO OFFER OR SOLICITATION This communication is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act .

Brandon Sewell INTERIM CHIEF FINANCIAL OFFICER Previously CFO of Sysco’s U.S. Business Kevin Hourican CHAIR OF THE BOARD AND CHIEF EXECUTIVE OFFICER Today’s Presenters 3

Today’s Agenda 1 Transaction Summary 2 Restaurant Depot Business Overview 3 Sysco Business Overview 4 Combination Strategic Merits 4

A Highly Compelling Transaction: Delivering More Value, Choice and Convenience

Creating a Preeminent Multi-Channel Foodservice Distribution Platform

#1 Foodservice Distributor — Sysco

+

#1 Cash & Carry Operator — Restaurant Depot

Local Revenue Increase	1.5x+
Customer Value Proposition	↑
Future Geographic Expansion	125+ New Locations[1]

Delivering Significantly Enhanced Financial Profile[2]

Greater Scale



Revenue
~20%
Sysco
Pro Forma
Adj. EBITDA³
~45%
Sysco
Pro Forma
FCF³·⁴
~55%
Sysco
Pro Forma

Step Up in Adj. EBITDA Margins[3]



5.2%
Sysco
13.0%
Restaurant Depot
6.7%⁵
Pro Forma

Higher FCF Conversion[6]

80%+ Sysco *Combined with* **90%+** Restaurant Depot ▶ **85%+** *Pro Forma*

Unlocking Meaningful Value Creation

Mid to High Single Digit
Year 1 Adj. EPS Accretion[7]

Low to Mid-Teens
Year 2 Adj. EPS Accretion[7]

>$2 Billion
Additional Longer-Term Annual FCF

Sysco

[1] *Over at least the next two decades in the U.S.* [2] *Based on Dec-25 LTM financials.* [3] *See Non-GAAP reconciliations in the appendix of this presentation.* [4] *Free Cash Flow defined as Adj. EBITDA – Capex.* [5] *Includes $250M annualized net cost synergies.* [6] *FCF Conversion defined as Free Cash Flow divided by Adj. EBITDA.* [7] *Does not include transaction-related D&A.*

5

A Highly Compelling Transaction: Summary Overview

Transaction Details	▪ $29.1 billion transaction value[1] comprising $21.6 billion in cash and 91.5 million shares of Sysco; implies 14.6x Adj. Operating Income[2] or 13.0x, including $250 million of annualized net cost synergies ▪ Transaction subject to customary closing conditions, including regulatory approvals, and is expected to close by the third quarter of Sysco's fiscal 2027
Financing	▪ Sysco will issue approximately 19.1% of its outstanding shares to Restaurant Depot shareholders ▪ Cash portion funded with $21 billion of new debt and hybrid debt, and $1 billion of cash on hand, equity or equity-linked securities ▪ Committed to maintaining a strong balance sheet and current investment grade credit ratings ▪ Expected leverage of ~4.5x at closing[3], with significant de-leveraging of >1x combined business Adj. EBITDA within 24 months post-closing
Capital Structure	▪ Will maintain current dividend amount and dividend aristocrat status, while pausing share repurchases and meaningful M&A until significant progress made towards long-term leverage target ▪ Committed to long-term leverage target of 2.75x
Governance	▪ Restaurant Depot existing shareholders are investing in the long-term upside of the combined business and will own approximately 16% of the company post-close[4] ▪ Two of Restaurant Depot's current directors, Sir Bradley Fried and Stanley Fleishman, will join the Sysco Board of Directors as the companies move forward together

[1] Based on Sysco share price of $81.80 on March 27, 2026. [2] Based on FYE Dec-2025. [3] Assumes 50% credit to hybrid debt / junior subordinated notes. [4] Based on shares of common stock outstanding as of January 9, 2026.

Sysco 6

Restaurant Depot: Leading U.S. Wholesale Cash & Carry Foodservice Supplier

#1 U.S. Cash & Carry Wholesaler to Restaurants and Small Businesses

Unique value proposition to small businesses as a low-cost provider with a wide assortment of high-quality, foodservice products

Whitestone, NY Headquarters	**~10,000** Employees	**~$16B** 2025 Revenue	**~$2.1B** 2025 Adj. EBITDA	**~$1.9B** Free Cash Flow[1]	**90%+** FCF Conversion[2]

Highly Diversified Customer Base

2025 Sales Mix Breakdown by Customer



All Other[3] 20%
Local Restaurants / Caterers 57%
Other Foodservice 6%
Jobbers 8%
Grocery 10%

Large Store Footprint and Local Customer Base

166
Total Locations

~725K
Local Customers

Track Record of Consistent Growth

Revenue growth in **28 of the last 30 years**

Adj. EBITDA growth in **30 of the last 30 years**

Note: Dec-FYE financials. [1] Free Cash Flow calculated as Adj. EBITDA - Capex. [2] Calculated as Free Cash Flow / Adj. EBITDA. [3] Reflects miscellaneous and retail customers, such as temporary IDs, street vendors, donut and bagel shops, ice cream shops, tax exempt institutions, home businesses, retail distributors and concessions.

7

Restaurant Depot: Cash & Carry Represents a Large and Attractive Channel

Restaurant Depot is the leader in the $60-70B growing B2B Cash & Carry channel


Cash & Carry[1] Channel Breakdown, U.S. Revenue
~$380B
$60-70B
Cash & Carry $60-70B
Rest of Foodservice $310-320B
Restaurant Depot ~$16B
Club Stores ~$20-25B
Small/Indy C&C ~$10-15B
Others ~$10-15B
Foodservice
Cash & Carry
Channel Growth, 2019-2025 Sales CAGR
~4%
~4%
~5%
Total Foodservice
Broadline
Cash & Carry

Source: Third-party consulting market study, Technomic channel report. Note: [1] Includes all foodservice relevant spend at C&C locations, club stores, retail establishments, and e-commerce.

The Cash & Carry Advantages

- **Resilient business model with structurally lower cost to serve**, supporting stable demand across economic cycles
- **Purpose-built to serve small restaurants**, particularly independent operators with frequent, flexible replenishment needs
- **Complementary to broadline foodservice distribution,** addressing distinct use cases not efficiently served by delivery-based models

8

Restaurant Depot’s Winning Formula • Savings: Low prices driven by lower cost to serve • Service: No delivery minimums and product available on demand • Selection: Broad offering of commercial pack SKU assortment tailored to restaurant customers across all cuisine types • Free membership drives loyalty and rich insights on customer spending Restaurant Depot: Efficient Store Layout with Comprehensive Product Selection 9 Savings, Selection & Service – 7 Days a Week!

Restaurant Depot: Purpose-Built Model for Chefs with Similar, Successful Club Store Attributes

Business Model	Restaurant Depot	Club Stores
Customer Focus	✓ Foodservice-specific	Consumers and small businesses
Breadth and Consistency of Assortment	✓ Extensive, consistent foodservice SKUs	Rotating, seasonal, treasure hunt
Commercial Pack Sizes	✓ Fully focused on restaurants	Partial / select
Foodservice-Relevant Assortment	✓ Complete foodservice assortment	Minimal
Membership Model	✓ Free membership	Paid annual membership
Shopping Experience	✓ Efficient one-stop-shop / list-driven	Discovery-led / impulse-friendly
Low Prices and Strong Value Perception	✓	✓
Structural Cost Advantage	✓	✓
Compelling Private Label Offering	✓	✓
Warehouse Store Model	✓	✓

Sysco
10

Restaurant Depot: Strategic and Highly Productive Real Estate Footprint with Attractive Store Economics

Overview of Real Estate Footprint



Restaurant Depot Locations
In-House Logistics Facilities

Differentiated Real Estate Strategy

- **High-value real estate with first-to-market**, strategic advantage in dense urban environments
- **130 owned stores** representing ~80% of store footprint
- Strategically located stores to facilitate **convenient and efficient customer access**, driving greater share of wallet

125+
new locations[1] whitespace

100%
of mature stores are profitable

Sysco

[1] *Over at least the next two decades in the U.S.*

11

~$2 ~$16 6% 13% 5 7 9 11 13 15 17 19 0 2 4 6 8 10 12 14 16 18 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Revenue ($B) Adj. EBITDA Margin Deflation COVID Global Financial Crisis Restaurant Depot: Consistent and Profitable Growth Over the Last Two Decades Note: Dec - FYE 2025 financials. 1 Same Store Sales growth based on stores open longer than 18 months. As a premier low - cost cash - and - carry provider, Restaurant Depot has a resilient business model that performs well throughout economic cycles, evidenced by Restaurant Depot’s Adj. EBITDA growth during COVID and the Global Financial Crisis Restaurant Depot Historical Performance Over Time ($B) 12 Same Store Sales 1 Average Growth: +7% 2004 - 2025 Revenue CAGR: +9% 2004 - 2025 Adj. EBITDA CAGR: +14% 2004 - 2025

Restaurant Depot: Highly Experienced Leadership Team Supported by talented and committed bench of next generation leaders across regions and functional areas Joining Sysco’s Board of Directors 13 Paul Mulrooney COO – Midwest 10+ Years Experience (former Sysco) Andres Cubero CIO 30+ Years Experience Ruben Vogel COO – West 30+ Years Experience Clark Pager EVP – Procurement 35+ Years Experience Larry Cohen EVP – Real Estate 30+ Years Experience Stanley Fleishman Executive Chairman 35+ Years Experience Richard Kirschner CEO 30+ Years Experience Sir Bradley Fried Former Chair of the Court of Directors of the Bank of England Brian Emmert CFO 25+ Years Experience Peter Claro COO – East 30+ Years Experience

14 Sysco: Business at a Glance 1 Other primarily includes our hotel supply operations, Guest Worldwide. 2 Other includes cafeterias that are not stand - alone restaurants, bakeries, caterers, churches, civic and fraternal organizations, vending distributors, other distributors and in ter national exports, as well as retail food sales and logistics services. None of these types of customers, as a group, exceeded 5% of to tal sales. Largest and Only Global Foodservice Player $81B+ in FY 2025 Sales 75,000 Global Colleagues 337 Distribution Facilities #1 Foodservice Distributor $10B+ Specialty Platform ~730K Customer Locations FY 2025 Sales by Segment FY 2025 Sales by Customer US Foodservice 70% SYGMA 10% International 18% Other 1 2% Restaurants 60% Healthcare 8% Education & Government 8% Travel & Leisure 7% Other 2 17%

Net Sales in billions Adj. Operating Income 1 in millions Adj. Operating Margin 1 Doubled Margins 32% CAGR 8% CAGR Sysco : International a Compelling Growth Driver $11.8 $13.6 $14.6 $14.9 FY22 FY23 FY24 FY25 FY26E 2 ~$16 $229 $398 $492 $585 FY22 FY23 FY24 FY25 FY26E 2 ~$680 1.9% 2.9% 3.4% 3.9% FY22 FY23 FY24 FY25 FY26E 2 4%+ 1 See Non - GAAP reconciliations in the appendix of this presentation. 2 Estimated value for FY26 as of 30 - Mar - 2026. 3 Food excluding beverages. $27B $23B $1B $1B $1B $4B $25B 3 $5B TAM 15

Positioned to Win • #1 in broadline foodservice distribution across National, Local, and Specialty • Compelling cross - selling opportunities with Broadline & Specialty to fuel future sales growth • International segment continues to drive strong growth • Strong M&A track record Sysco: Driving Performance Today, Enabling Growth for Tomorrow Note: Expected sales for FY26 based on midpoint of Sysco 3% - 5% guidance range equating to ~$84.5 billion. Fiscal Year Sales ($B) 1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 2020 2023 2026E 16 Growing sales in 54 out of 57 years

Over 180bps of Sequential Improvement Q3 2026 >3% Local Case Growth ~$0.94 Adj. EPS FY 2026 +3% to +5% Sales Growth $4.50 - $4.60 Adj. EPS (High End) 17 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026E (3.4)% (1.4)% (0.2)% 1.2% >3% U.S. Local Case Growth 1 1 Represents USFS local performance metrics. Sysco: Q3 Update – Reiterating Guidance With Continued Positive Momentum Across Local

Unite Complementary Foodservice Industry Leaders: Deliver an end - to - end value proposition across all customer types and purchase occasions 01 Expand High - Margin Local Business: Increase Sysco’s local revenue 1.5x, serving the largest and most profitable part of U.S. foodservice 02 Enhance Financial Profile While Maintaining Positive Momentum Across Both Businesses: Improve Sysco’s financial profile with higher margins and stronger free cash flow generation and conversion 03 Unlock Synergies and Scale: Deliver $250M in annualized net cost synergies within three years of closing from improved purchasing and supply chain efficiencies 04 Bring Low - Cost Model to 125+ New Locations: Enhance value for small businesses by expanding physical reach through new stores and broadening access to a wider, more affordable product assortment 05 Uniting Two Industry Leaders to Deliver Superior Customer Value Proposition and Enhanced Financial Profile 18

Sales in ($B) Sales in ($B) #1 in Foodservice Distribution #1 in Cash & Carry $10 $2 $4 $6 $8 $12 $14 $16 $18 2016 2017 2018 2019 2022 2023 2024 2025 +6% CAGR $10 $20 $30 $40 $50 $60 $70 $80 $90 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 +5% CAGR #1 players that consistently grow sales with best - in - class cash f low generation and conversion Combining Two Industry Leaders with Attractive Businesses 19 2020 2021 Note: Dec - FYE financials.

Expanded Product Portfolios Fulfill All Customer Purchase Occasions Complementary Geographic Footprint Better Solutions for Local Customer Needs Improved Service to Local Businesses, Restaurants and Customers Value Creation Opportunity + = Procurement synergies to drive value for customers and efficiency for both businesses Large spend base and extensive private label program Strong sourcing relationships and buying programs Best of both product offerings for each customer base Broadest assortment and premium quality products, including specialty Value tier and other products popular with Cash & Carry customers Supply chain synergies and ability to open 125+ Restaurant Depot stores in new geographies National network of 300+ DCs to hold product and inbound freight network Strong track record of new store growth Comprehensive service offering for all customers and purchase occasions National foodservice delivery network Network of 166 cash and carry stores A loyalty program that rewards customers for their purchases across all channels Large, diverse base of 730K delivery customers Loyal base of 725K cash and carry customers Strategic Benefits Preeminent Multi - Channel Foodservice Distribution Platform 20 Reaching New Customers Long - term growth opportunities that represent upside beyond cost synergies Dedicated white glove service #1 option for value - seeking customers

Restaurant Depot Adj. EBITDA Margin 1 % Club Stores Broadline Foodservice Distributors 13.0% 6.7% 5.2% 4.9% 2.8% 5.4% 4.7% Restaurant Depot 2 Peer 4 Peer 3 Sysco Peer 1 Peer 2 Sysco + Restaurant Depot Pro Forma 3 Expanding High - Margin Local Business Source: Company filings. Note: Figures presented on Dec - 2025 LTM basis or closest reported period. Note: 1 See Non - GAAP reconciliations in the appendix of this presentation. 2 LTM Dec - 2025. 3 LTM Dec - 2025, includes $250M annualized net cost synergies. 21 Adds ~$16B Revenue to Local (1.5x)

Building a More Powerful Cash-Generating Engine for Investors


1.5x Local Revenue: Sysco's most profitable U.S. foodservice business
~20%
~45%
~55%
Revenue
Adjusted EBITDA1
FCF1,2
Sysco
Pro Forma

Improved Cash Generation Drives Value for Investors

- Committed to **Investment Grade and focused on near-term de-leveraging**
- Enhancing our **capital allocation options** with over $2 billion higher cash flow longer term:
  - ⬆ **Investing in the business**
  - ⬆ Step up **capital return via dividends and buybacks**
  - ⬆ Accretive **M&A**

Note: Based on Dec-25 LTM financials. [1] See Non-GAAP reconciliations in the appendix of this presentation. [2] Free Cash Flow defined as Adj. EBITDA – Capex.

22

Percent Contribution Procurement and Merchandising Private Label (Manufacturing & Penetration) Supply Chain Category Annualized Cost Synergies Within First 3 Years ~$250M Tangible Cost - Driven Synergy Opportunity Unlocking Synergies by Integrating Purchasing and Supply Chain Operations Synergies to be achieved with minimal operational integration, and no planned disruptions to either business 23

Bringing Restaurant Depot's Low-Cost Model to 125+ New Locations

Sustained Price Leadership

Average customer price differential


~(20)%
Foodservice Distributors
Restaurant Depot

Restaurant Depot's low-cost model allows it to sell at double-digit discounts relative to other distributors and at comparable profit per case

Robust Whitespace Opportunity

125+

High confidence pipeline of new stores to be opened over at least the next two decades in the U.S. (5-6 stores per year)

Enhance value for small businesses, expand access to more affordable food options, offer more choice and convenience, and drive job creation

Sysco

24

Compelling Value Creation Opportunities 25 Creating a Growing, More Resilient Multi - Channel Business Significantly Accelerated Total Shareholder Return Enhanced Operating Margins Increased Local Revenue Significantly Stronger Free Cash Flow Generation

26 Appendix Non - GAAP Reconciliations

Impact of Certain Items The discussion of Sysco’s results and illustrative pro forma results include certain non - GAAP financial measures, including EBITDA and adjusted EBITDA, that we believe provide important perspective with respect to underlying business trends . Other than EBITDA and free cash flow, any non - GAAP financial measures will be denoted as adjusted measures to remove (1) restructuring charges ; (2) expenses associated with our various transformation initiatives ; (3) severance charges ; and (4) acquisition - related costs consisting of : (a) intangible amortization expense and (b) acquisition costs and due diligence costs related to our acquisitions . Sysco’s management believes that adjusting its operating expenses, operating income, operating margin and net earnings to remove these Certain Items provides an important perspective with respect to our underlying business trends and results . It provides meaningful supplemental information to both management and investors that (1) is indicative of the performance of the company’s underlying operations and (2) facilitates comparisons on a year - over - year basis . Sysco has a history of growth through acquisitions and excludes from its non - GAAP financial measures the impact of acquisition - related intangible amortization, acquisition costs and due - diligence costs for those acquisitions . We believe this approach significantly enhances the comparability of Sysco’s results for fiscal periods presented . Set forth below is a reconciliation of sales, operating expenses, operating income and net earnings to adjusted results for these measures for the periods presented . EBITDA represents net earnings (loss) plus (i) interest expense, (ii) income tax expense and benefit, (iii) depreciation and (iv) amortization . The net earnings (loss) component of our EBITDA calculation is impacted by Certain Items that we do not consider representative of our underlying performance . As a result, in the non - GAAP reconciliations below for each period presented, adjusted EBITDA is computed as EBITDA plus the impact of Certain Items, excluding certain items related to interest expense, income taxes, depreciation and amortization . Sysco’s management considers growth in this metric to be a measure of overall financial performance that provides useful information to management and investors about the profitability of the business, as it facilitates comparison of performance on a consistent basis from period to period by providing a measurement of recurring factors and trends affecting our business . Additionally, it is a commonly used component metric used to inform on capital structure decisions . Adjusted EBITDA should not be used as a substitute for the most comparable GAAP financial measure in assessing the company’s financial performance for the periods presented . An analysis of any non - GAAP financial measure should be used in conjunction with results presented in accordance with GAAP . In the tables that follow, adjusted EBITDA for each period presented is reconciled to net earnings . Free cash flow represents net cash provided from operating activities less purchases of plant and equipment and includes proceeds from sales of plant and equipment . Sysco considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after the purchases and sales of buildings, fleet, equipment and technology, which may potentially be used to pay for, among other things, strategic uses of cash including dividend payments, share repurchases and acquisitions . However, free cash flow may not be available for discretionary expenditures, as it may be necessary that we use it to make mandatory debt service or other payments . Free cash flow should not be used as a substitute for the most comparable GAAP financial measure in assessing the company’s liquidity for the periods presented . An analysis of any non - GAAP financial measure should be used in conjunction with results presented in accordance with GAAP . In the tables that follows, free cash flow and the resulting free cash flow conversion have been calculated from EBITDA results and net capital expenditures . 27

Sysco and its Consolidated Subsidiaries Non-GAAP Reconciliation (Unaudited)

Impact of Certain Items (Trailing Twelve Months, Dollars in Millions)

	13-Week Period Ended Mar. 29, 2025	13-Week Period Ended Jun. 28, 2025	13-Week Period Ended Sep. 27, 2025	13-Week Period Ended Dec. 27, 2025	52- Week Period Ended Dec. 27, 2025
Sales (GAAP)	$ 19,598	$ 21,138	$ 21,148	$ 20,762	$ 82,646
Operating Income (GAAP)	$ 681	$ 889	$ 800	$ 692	$ 3,062
Net earnings (GAAP)	$ 401	$ 531	$ 476	$ 389	$ 1,797
Interest (GAAP)	149	166	172	173	660
Income taxes (GAAP)	122	186	124	121	553
Depreciation and amortization (GAAP)	238	234	233	240	945
EBITDA (Non-GAAP)	$ 910	$ 1,117	$ 1,005	$ 923	$ 3,955
Certain Item adjustments:					
Impact of restructuring and transformational project costs[1]	$ 49	$ 74	$ 54	$ 55	$ 232
Impact of acquisition-related costs	10	3	11	23	47
Impact of goodwill impairment	-	92	-	-	92
EBITDA adjusted for Certain Items (Non-GAAP)[2]	$ 969	$ 1,286	$ 1,070	$ 1,001	$ 4,326
Other expense (income), net	9	6	28	9	52
Depreciation and amortization, as adjusted (Non-GAAP)[3]	(205)	(197)	(200)	(203)	(805)
Operating income adjusted for Certain Items (Non-GAAP)	$ 773	$ 1,095	$ 898	$ 807	$ 3,573
Operating margin (GAAP)	3.5 %	4.2 %	3.8 %	3.3 %	3.7 %
EBITDA margin adjusted for Certain Items (Non-GAAP)	4.9 %	6.1 %	5.1 %	4.8 %	5.2 %
Additions to plant and equipment	$ (199)	$ (374)	$ (160)	$ (140)	$ (873)
Proceeds from sales of plant and equipment	3	45	24	78	150
Capex (Non-GAAP)	$ (196)	$ (329)	$ (136)	$ (62)	$ (723)
Free Cash Flow (Adj. EBITDA minus Capex, Non-GAAP)	$ 773	$ 957	$ 934	$ 939	$ 3,603
Free Cash Flow Conversion (Free Cash Flow divided by EBITDA, Non-GAAP)	79.8%	74.4%	87.3%	93.8%	83.3%

Sysco

[1] Fiscal 2026 and fiscal 2025 include charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation. [2] In arriving at adjusted EBITDA, Sysco does not adjust out interest income of $6 million and $7 million or non-cash stock compensation expense of $31 million and $30 million in fiscal 2026 and fiscal 2025, respectively. [3] Fiscal 2026 includes $233 million in GAAP depreciation and amortization expense, less $33 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions. Fiscal 2025 includes $235 million in GAAP depreciation and amortization expense, less $33 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions.

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Pro Forma Non - GAAP Reconciliation (Unaudited) Impact of Certain Items (Dollars in Millions) Pro Forma Annualized Net Cost Synergies Restaurant Depot Sysco 52 - Week Period Ended Dec. 27, 2025 $ 98,458 $ - $ 15,812 $ 82,646 Sales (GAAP) $ 6,639 $ 250 $ 2,063 $ 4,326 EBITDA adjusted for Certain Items (Non - GAAP) 6.7% - 13.0% 5.2 % EBITDA margin adjusted for Certain Items (Non - GAAP) $ 5,530 $ - $ 1,927 $ 3,603 Free Cash Flow (Non - GAAP) 86.6% - 93.4% 83.3 % Free Cash Flow Conversion (Non - GAAP) 29

Sysco and its Consolidated Subsidiaries Non - GAAP Reconciliation (Unaudited) Impact of Certain Items (Dollars in Millions) 30 52 - Week Period Ended Jul. 2, 2022 52 - Week Period Ended Jul. 1, 2023 52 - Week Period Ended Jun. 29, 2024 52 - Week Period Ended Jun. 28, 2025 INTERNATIONAL FOODSERVICE OPERATIONS $ 11,787 $ 13,560 $ 14,561 $ 14,905 Sales (GAAP) $ 2,377 $ 2,641 $ 2,947 $ 3,109 Gross Profit (GAAP) $ 2,277 $ 2,327 $ 2,572 $ 2,672 Operating expenses (GAAP) (58) (19) (45) (74) Impact of restructuring and transformational project costs (1) (78) (65) (72) (74) Impact of acquisition - related costs (2) 7 - - - Impact of bad debt reserve adjustments (3) $ 2,148 $ 2,243 $ 2,455 $ 2,524 Operating expenses adjusted for Certain Items (Non - GAAP) $ 100 $ 314 $ 375 $ 437 Operating income (GAAP) 58 19 45 74 Impact of restructuring and transformational project costs (1) 78 65 72 74 Impact of acquisition - related costs (2) (7) - - - Impact of bad debt reserve adjustments (3) $ 229 $ 398 $ 492 $ 585 Operating income adjusted for Certain Items (Non - GAAP) 0.85% 2.32% 2.58% 2.93% Operating margin (GAAP) 1.94% 2.94% 3.38% 3.92% Operating margin adjusted for Certain Items (Non - GAAP) 1 Includes restructuring and transformation costs primarily in Europe. 2 Represents intangible amortization expense. 3 Fiscal 2022 represents the reduction of bad debt charges previously taken on pre - pandemic trade receivable balances in fiscal 2 020.

Projected International Adjusted Operating Income, Adjusted Operating Margin and Total Sysco Adjusted EPS Guidance Our international adjusted operating income, adjusted operating margin and total Sysco adjusted earnings per share are non - GAAP financial measures ; however, we cannot predict with certainty the magnitude or scope of certain items that would be included in the most directly comparable GAAP measure for the relevant future periods, and such items may be significant . Due to these uncertainties, we cannot provide quantitative reconciliations of projected international adjusted operating income, adjusted operating margin and total Sysco adjusted EPS to the most directly comparable GAAP financial measure without unreasonable effort . However, we expect to calculate international adjusted operating income, adjusted operating margin and total Sysco adjusted earnings per share for future periods in the same manner as the reconciliations provided for the historical periods herein, as noted in our Annual Report on Form 10 - K as filed with the Securities and Exchange Commission . 31